CALVERT BALANCED PORTFOLIO

CALVERT EQUITY PORTFOLIO

CALVERT CAPITAL ACCUMULATION FUND

CALVERT INTERNATIONAL EQUITY FUND

CALVERT INTERNATIONAL OPPORTUNITIES FUND

CALVERT SMALL CAP FUND

CALVERT EMERGING MARKETS EQUITY FUND

CALVERT CONSERVATIVE ALLOCATION FUND

CALVERT MODERATE ALLOCATION FUND

CALVERT AGGRESSIVE ALLOCATION FUND

Supplement to Prospectus dated February 1, 2017

CALVERT UNCONSTRAINED BOND FUND

Supplement to Prospectus dated May 1, 2016 as revised January 3, 2017

CALVERT TAX-FREE RESPONSIBLE IMPACT BOND FUND

Supplement to Prospectus dated May 1, 2016 as revised January 3, 2017

The following replaces the second paragraph under “Additional Payments to Financial Intermediaries” in “Shareholder Information”:

Payments may include additional compensation beyond the regularly scheduled rates, and finder’s fees. EVD will pay broker/dealers a finder’s fee on Class A shares purchased at NAV in accounts with $1 million or more as follows: the finder’s fee is 0.80% of the NAV purchase amount on the first $2 million, 0.64% over $2 million up to $3 million, 0.40% over $3 million up to $50 million, 0.20% over $50 million up to $100 million, and 0.12% over $100 million. When Class A shares were purchased subject to a finder’s fee and some or all of the purchase is exchanged into another Calvert fund with a lower finder’s fee within one year, then EVD may recoup the difference in the finder’s fee from the broker/dealers. Purchases of shares at NAV for accounts on which a finder’s fee has been paid are subject to a one year CDSC of up to 0.80% when redeemed. All payments will be in compliance with the rules of the Financial Industry Regulatory Authority.

March 10, 2017	25113 3.10.17